[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]


PROSPECTUS
FEBRUARY 28, 2003



BBH EUROPEAN EQUITY FUND

BBH PACIFIC BASIN EQUITY FUND

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES
CLASS I SHARES


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


INVESTMENT OBJECTIVE                          3

PRINCIPAL INVESTMENT STRATEGIES               3

PRINCIPAL RISK FACTORS                        6

FUND PERFORMANCE                             11

FEES AND EXPENSES OF THE FUNDS               15

INVESTMENT ADVISER                           17

SHAREHOLDER INFORMATION                      18

FINANCIAL HIGHLIGHTS                         25

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

BBH EUROPEAN EQUITY FUND


Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH European Equity Fund in equity securities of companies traded principally in the European Union (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Finland, Norway, Sweden and Switzerland. The BBH European Equity Fund may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.


BBH PACIFIC BASIN EQUITY FUND


Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH Pacific Basin Equity Fund in equity securities of companies principally traded in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The BBH Pacific Basin Equity Fund may also from time to time invest in other markets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.

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BBH INTERNATIONAL EQUITY FUND

Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH International Equity Fund in equity securities of companies in the developed markets of the world, excluding the United States and Canada. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The BBH International Equity Fund may also from time to time invest in emerging markets of India, Indonesia, Pakistan, South Korea, Sri Lanka, Thailand, Taiwan, and the Philippines.


EACH FUND


Although the Investment Adviser expects to invest the assets of each Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participa-

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tion in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are a residual of the stock selection process and are used as risk management tools. Each Fund's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies are expected to provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accordance with that large cap bias, analysts provide investment opinions based on the Morgan Stanley Capital International
(MSCI) Index constituent universe, both by absolute market capitalization and by market capitalization within each sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-MSCI names.

Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and rating for each stock in the universe. These ratings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of quantitative percentage weights relative to the stock's weight in its MSCI sector as well as qualitative ratings (Buy, Outperform, Neutral, Underperform and

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Sell). Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in each Fund.

Portfolio construction in each Fund is the result of selecting issues from the ATS which, when combined with regional allocation policies, benchmark considerations, and risk management, will produce a well-diversified portfolio expected to outperform its benchmark over a 12-18 month time horizon.

The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

PRINCIPAL RISK FACTORS


The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

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THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS ARE:

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

FOREIGN INVESTMENT RISK:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.


Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of each Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.


In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that a Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.


The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Fund also incurs costs in connection with conversion between various currencies.


CONCENTRATION RISK:


Because the Investment Adviser invests a significant portion of the assets of the BBH European Equity Fund and BBH Pacific Basin Equity Fund in a specific geographical region, the value of their investments and the net asset value of each Fund could decline more dramatically as a result of adverse events affecting those regions.


DEVELOPING COUNTRIES:


The Investment Adviser may invest the assets of the BBH European Equity Fund and the BBH International Equity Fund in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the BBH Pacific Basin Equity Fund in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

MID-CAP RISK:


The value of individual securities or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


DIVERSIFICATION RISK:


Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The following bar charts and tables give an indication of the risks involved with an investment in each Fund. The bar charts show changes in the performance of each Fund from year to year. The tables show how the average annual returns of each Fund for the periods indicated compare to those of a broad measure of market performance.


When you consider this information, please remember that a Fund's performance (before and after taxes) in past years is not necessarily an indication of how that Fund will do in the future.

[CHART]

                            BBH EUROPEAN EQUITY FUND


                       TOTAL RETURN (% PER CALENDAR YEAR)


1993          27.12
1994          -3.93
1995          16.49
1996          19.25
1997          15.28
1998          24.17
1999          21.42
2000          -6.28
2001         -22.37
2002         -18.83


HIGHEST AND LOWEST RETURN (QUARTERLY 1993-2002)



                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                22.08%            12/31/99

Lowest                (20.77)%            9/30/02



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                               1 YEAR     5 YEARS     10 YEARS
                                               ------     -------     --------
Return Before Taxes                          (18.83)%     (2.21)%        5.75%

Return After Taxes on Distributions*         (18.54)%     (3.09)%        4.07%

Return After Taxes on Distributions
  and Sale of Fund Shares*                   (11.28)%     (1.45)%        4.51%

MSCI-Europe (reflects no deduction
  for fees, expenses or taxes)               (18.39)%     (2.26)%        7.96%


* AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

[CHART]

                          BBH PACIFIC BASIN EQUITY FUND


                       TOTAL RETURN (% PER CALENDAR YEAR)


1993         74.90
1994        -21.50
1995          3.49
1996         -0.71
1997        -20.13
1998          4.91
1999        120.16
2000        -33.13
2001        -30.76
2002        -12.18


HIGHEST AND LOWEST RETURN (QUARTERLY 1993-2002)


                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                36.69%            12/31/93

Lowest                (22.47)%            9/30/01



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                               1 YEAR     5 YEARS     10 YEARS
                                               ------     -------     --------
Return Before Taxes                          (12.18)%     (1.12)%        0.63%

Return After Taxes on Distributions*         (12.18)%     (1.71)%       (0.88)%

Return After Taxes on Distributions
  and Sale of Fund Shares*                    (7.48)%     (0.98)%        0.06%

MSCI-Pacific (reflects no deduction
  for fees, expenses or taxes)                (9.31)%     (4.11)%       (1.39)%


* AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                          BBH INTERNATIONAL EQUITY FUND




[CHART]


              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)


1996           8.05
1997           1.05
1998          16.17
1999          44.60
2000         -13.72
2001         -24.96
2002         -17.51

HIGHEST AND LOWEST RETURN (QUARTERLY 1996-2002)


                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                24.28%            12/31/99

Lowest                (13.77)%            9/30/98


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                                                     START OF
                                                                  PERFORMANCE
                                             1 YEAR    5 YEARS   (SINCE 4/1/95)*
                                             ------    -------   -------------
CLASS N SHARES

Return Return Before Taxes                 (17.51)%    (2.07)%           0.63%

Return After Taxes on Distributions**      (17.36)%    (2.33)%           0.42%

Return After Taxes on Distributions
   and Sale of Fund Shares**               (10.60)%    (1.56)%           0.56%

CLASS I SHARES

Return Before Taxes                        (16.99)%    (1.73)%           0.94%

Return After Taxes on Distributions**      (16.84)%    (1.69)%           0.96%

Return After Taxes on Distributions
  And Sale of Fund Shares**                (10.28)%    (1.34)%           0.78%

MSCI-EAFE (reflects no deduction
  for fees, expenses or taxes)             (15.94)%    (2.89)%           0.23%



* PRIOR TO 10/29/02, THE FUND ACHIEVED ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE BBH INTERNATIONAL EQUITY PORTFOLIO. HISTORICAL TOTAL RETURN INFORMATION FOR ANY PERIOD OR PORTION THEREOF PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS (6/6/97 FOR CLASS N SHARES AND 10/28/02 FOR CLASS I SHARES) WILL BE THAT OF THE PORTFOLIO ADJUSTED TO ASSUME THAT ALL CHARGES, EXPENSES AND FEES WHICH ARE PRESENTLY IN EFFECT FOR EACH CLASS WERE DEDUCTED DURING SUCH PERIODS, AS PERMITTED BY APPLICABLE SEC STAFF INTERPRETATIONS.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)


                                EUROPEAN       PACIFIC BASIN
                                EQUITY FUND    EQUITY FUND       INTERNATIONAL EQUITY FUND
                                -----------    -------------     -------------------------
                                                                   CLASS N       CLASS I
                                                                   -------       -------
Maximum Sales Charge (Load)

Imposed on Purchases                   None             None          None          None

Maximum Deferred Sales
Charge (Load)                          None             None          None          None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends        None             None          None          None

Redemption Fee (as a percentage
of total redemption proceeds)(1)       2.00%            2.00%         2.00%         2.00%

Exchange Fee                           None             None          None          None



(1) THE REDEMPTION FEE APPLIES TO ANY SHARES REDEEMED WITHIN 30 DAYS AFTER PURCHASE. SEE THE SECTION ENTITLED "REDEMPTION FEE" FOR MORE INFORMATION ON WHEN AND HOW THIS FEE IS APPLIED.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)


                              EUROPEAN       PACIFIC BASIN
                              EQUITY FUND    EQUITY FUND        INTERNATIONAL EQUITY FUND
                              -----------    -------------      -------------------------
                                                                   CLASS N        CLASS I
                                                                   -------        -------
Management Fees                      0.65%            0.65%           0.65%          0.65%

Distribution (12b-1) Fees            None             None            None           None

Total Other Expenses                 0.69             1.04            0.70           0.36
                                    -----            -----           -----          -----
   Administration Fee         0.10%            0.10%           0.10%          0.10%

   Shareholder Servicing/
   Eligible Institution Fee   0.25             0.25            0.25            N/A

   Other Expenses             0.34             0.69            0.35           0.26
                              -----            -----           -----          -----
Total Annual Fund Operating
   Expenses                          1.34%            1.69%           1.35%          1.01%
                                    =====            =====           =====          =====



EXAMPLE


This example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


               EUROPEAN          PACIFIC BASIN
               EQUITY FUND       EQUITY FUND        INTERNATIONAL EQUITY FUND
               -----------       -------------      -------------------------
                                                         CLASS N      CLASS I
                                                         -------      -------
1 year             $   136             $   172           $   137     $    103

3 years            $   425             $   533           $   428     $    322

5 years            $   734             $   918           $   739     $    558

10 years           $ 1,613             $ 1,998           $ 1,624     $  1,236

INVESTMENT ADVISER


The Investment Adviser to each Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to each Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for each Fund, places the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.

A team of individuals manages each Fund on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons, Mr. Mohammad Rostom and Ms. Camille M. Kelleher. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990.

Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman in 1984.

For their fiscal year ended October 31, 2002, BBH European Equity Fund, BBH Pacific Basin Equity Fund and BBH International Equity Fund each paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE


The Corporation normally determines each Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange
(NYSE) is open for regular trading. The determination of each Fund's NAV is made by subtracting from the value of the total assets of each Fund the amount of its liabilities #and dividing the difference by the number of shares of each Fund outstanding at the time the determination is made.

The Corporation values the assets in each Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Director's of the Corporation. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time each Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by the Director's of the Corporation.

The NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES


The BBH International Equity Fund offers Class N shares and Class I shares through this prospectus. The BBH European Equity Fund and the BBH Pacific Basin Equity Fund offer one class of shares. Class N shares and Class I shares of the BBH International Equity Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the BBH International Equity Fund, and shares of the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, may be purchased at NAV without a sales charge.


PURCHASE OF SHARES


The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation then executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.


An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


INVESTMENT MINIMUMS* The minimum initial purchase amount for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund is $100,000 and the #minimum subsequent purchase amount is $25,000. Minimum initial and subsequent purchase amounts for the BBH International Equity Fund vary depending on the class of shares you buy.

INTERNATIONAL EQUITY FUND


                                                           CLASS N       CLASS I
--------------------------------------------------------------------------------
Initial purchases                                        $ 100,000   $ 5,000,000

Subsequent purchases                                     $  25,000   $    25,000



* BROWN BROTHERS HARRIMAN, THE FUNDS' SHAREHOLDER SERVICING AGENT, MAY CHANGE THESE INVESTMENT MINIMUMS FROM TIME TO TIME. EACH ELIGIBLE INSTITUTION AND EACH FINANCIAL INTERMEDIARY MAY ESTABLISH AND AMEND FROM TIME TO TIME A MINIMUM INITIAL AND A MINIMUM SUBSEQUENT PURCHASE REQUIREMENTS FOR ITS CUSTOMERS WHICH CURRENTLY IS AS LOW AS $1,000.


REDEMPTION OF SHARES


The Corporation executes redemption requests at the NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.


Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, $100,000 for Class N shares of the BBH International Equity Fund and $5,000,000 for Class I shares of the BBH International Equity Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in a Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.


FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


REDEMPTION FEE


Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from "market timers" and others who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. The redemption fee will not apply to shares purchased by fee-paying clients of Brown Brothers Harriman. The redemption fee will also not apply to shares purchased by direct clients of any Eligible Institution or of a Financial Intermediary who receive recommendations as to the purchase of specific mutual funds from that Eligible Institution or Financial Intermediary. However, the Corporation reserves the right to impose or change redemption fees on its shares at any time if warranted by the Funds' future costs of processing redemptions.


DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES


Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. Capital gains distributions are #taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                     EUROPEAN EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ------------------------------------------------------------------------------------
                                         2002              2001              2000               1999             1998
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, beginning of year   $      27.62      $      37.59      $      37.92       $      39.05     $      38.02
Income from investment operations:
  Net investment income                      0.13              0.11              0.03               0.09(1)          0.42
  Net realized and unrealized
    gain (loss)                             (3.52)            (9.68)             3.20               4.15             6.06
Less dividends and distributions:
  From net investment income                (0.03)            (0.05)                -              (0.65)           (0.31)
  In excess of net investment
    income                                      -                 -                 -              (0.01)               -
  From net realized gains                       -             (0.35)            (3.14)             (4.71)           (5.14)
  In excess of net realized gains               -                 -             (0.42)                 -                -
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, end of year         $      24.20      $      27.62      $      37.59       $      37.92     $      39.05
                                     ============      ============      ============       ============     ============
Total return                               (12.31)            25.74%             8.26%             11.87%           19.34%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted)                  $     56,937      $     82,873      $    148,789       $    143,315     $    155,557
  Expenses as a percentage of
    average net assets:
    Expenses paid by Fund                    1.34%(2)          1.24%(2)          1.22%(2)           1.33%            1.18%
    Expenses paid by commissions                -                 -                 -                  -             0.01%(3)
    Expense offset arrangement                  -              0.05%(2)          0.04%(2)              -             0.02%
                                     ------------      ------------      ------------       ------------     ------------
    Total expenses                           1.34%             1.29%             1.26%              1.33%            1.21%
  Ratio of net investment income
    to average net assets                    0.42%             0.29%             0.08%              0.24%            0.60%
  Portfolio turnover rate                      34%(4)            16%(4)            42%(4)             37%              56%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO NET OF EXPENSE OFFSET ARRANGEMENT.

(3) A PORTION OF THE FUND'S SECURITIES TRANSACTIONS ARE DIRECTED TO CERTAIN UNAFFILIATED BROKERS WHICH IN TURN USE A PORTION OF THE COMMISSIONS THEY RECEIVE FROM THE FUND TO PAY OTHER UNAFFILLIATED SERVICE PROVIDERS ON BEHALF OF THE FUND FOR SERVICES PROVIDED, FOR WHICH THE FUND WOULD OTHERWISE BE OBLIGATED TO PAY.

(4) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH 10/15/02. PORTFOLIO TURNOVER RATE IS A WEIGHTED AVERAGE OF THE FUND'S PORTFOLIO TURNOVER AND THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH 10/31/02.

                                                                BBH PACIFIC BASIN EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ------------------------------------------------------------------------------------
                                         2002              2001              2000               1999            1998
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, beginning of year   $      21.76      $      35.47      $      38.77       $      20.31     $      24.52
Income from investment operations:
  Net investment loss                       (0.12)(1)         (0.23)(1)         (0.31)(1)          (0.17)(1)        (0.20)
  Net realized and unrealized gain
    (loss) allocated from Portfolio         (3.06)           (12.55)            (0.89)             18.63            (2.39)
Less dividends and distributions:
  From net investment income                    -                 -                 -                  -            (0.52)
  In excess of net investment income            -             (0.93)            (2.10)                 -            (1.10)
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, end of year         $      18.58      $      21.76      $      35.47       $      38.77     $      20.31
                                     ============      ============      ============       ============     ============
Total return                               (14.61)%          (36.88)%           (3.81)%            90.89%          (10.78)%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted)                  $     33,662      $     40,974      $     89,111       $     80,411     $     32,630
  Expenses as a percentage of
    average net assets:
    Expenses paid by Fund                    1.67%(2)          1.56%(2)          1.47%(2)           1.39%            1.44%
    Expense offset arrangement               0.02%             0.06%             0.01%              0.00%            0.18%
                                     ------------      ------------      ------------       ------------     ------------
    Total expenses                           1.69%             1.62%             1.48%              1.39%            1.62%
  Ratio of net investment loss to
    average net assets                      (0.54)%           (0.79)%           (0.70)%            (0.58)%          (0.73)%
  Portfolio turnover rate                      38%(3)            40%(3)            76%(3)             97%              91%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO NET OF EXPENSE OFFSET ARRANGEMENT.

(3) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTS.

                                                                 BBH INTERNATIONAL EQUITY FUND
                                                                        CLASS N SHARES
                                     ----------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------------------
                                         2002               2001              2000              1999           1998
                                     ------------        ----------        ----------       ----------     ------------
Net asset value, beginning of year   $       9.34        $    13.29        $    13.04       $    10.09     $       9.42
Income from investment operations:
   Net investment income (loss)              0.03(1)           0.13             (0.03)(1)        (0.02)            0.00(2)
   Net realized and unrealized
     gain (loss)                            (1.34)            (3.92)             0.93             3.00             0.75
Less dividends and distributions:
   From net investment income                   -             (0.08)                -                -                -
   In excess of net investment income           -                 -             (0.32)           (0.03)           (0.03)
   From net realized gains                      -             (0.08)            (0.33)               -            (0.05)
                                     ------------        ----------        ----------       ----------     ------------
Net asset value, end of year         $       8.03        $     9.34        $    13.29       $    13.04     $      10.09
                                     ============        ==========        ==========       ==========     ============
Total return                               (14.03)%          (28.94)%            6.71%           29.57%            8.06%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                 $     97,868        $  113,353        $  115,739       $   59,961     $     27,475
   Ratio of expenses to average
     net assets                              1.35%(3)          1.24%(3)          1.37%            1.50%            1.50%
   Ratio of net investment income
     (loss) to average net assets            0.34%             0.18%            (0.24)%          (0.25)%          (0.15)%
   Portfolio turnover rate(4)                  36%               21%               37%              86%              89%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) LESS THAN $0.01.

(3) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO AND EXCLUDES THE IMPACT OF THE PORTFOLIO'S EXPENSE OFFSET ARRANGEMENT. INCLUDING THE FUND'S SHARE OF THE EXPENSE OFFSET ARRANGEEMENT REDUCES THE FUND'S RATIO TO AVERAGE NET ASSETS TO 1.34% AND 1.15% FOR THE YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001, RESPECTIVELY.

(4) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH OCTOBER 30, 2002.

                                                                    BBH INTERNATIONAL EQUITY FUND
                                                                    -----------------------------
                                                                          CLASS I SHARES
                                                                        FOR THE PERIOD FROM
                                                                         OCTOBER 28, 2002
                                                                         (COMMENCEMENT OF
                                                                        OPERATIONS) THROUGH
                                                                         OCTOBER 31, 2002
                                                                        -------------------
Net asset value, beginning of period                                       $      7.95
Income from investment operations:
   Net investment income allocated from Portfolio                                 0.00(1)
   Net realized and unrealized gain allocated from Portfolio                      0.08
                                                                           -----------
Net asset value, end of period                                             $      8.03
                                                                           ===========
   Total Return                                                                   1.01%
Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                               $    15,722
   Ratio of expenses to average net assets(2)                                     1.01%
   Ratio of net investment income (loss) to average net assets(2)                 1.77%
   Portfolio turnover rate                                                          36%(2)


----------

(1) LESS THAN $0.01.

(2) ANNUALIZED.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each fund and its policies and information on each Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

[BROWN BROTHERS HARRIMAN LOGO]


                            STATEMENT OF ADDITIONAL INFORMATION

                                  BBH EUROPEAN EQUITY FUND
                               BBH PACIFIC BASIN EQUITY FUND

                        40 Water Street, Boston, Massachusetts 02109

                                     February 28, 2003


     BBH European Equity Fund (the "European Equity Fund") and BBH Pacific Basin Equity Fund (the "Pacific Basin Equity Fund") (each a "Fund" and collectively the "Funds") are separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation is a Maryland corporation organized on July 16, 1990. Each Fund is designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.


     The Annual Report of each Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of each Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2003, a copy of which may be obtained from the Corporation at the address noted above.

Table of Contents


                                                                    Page

Investments                                                             3
       Investment Objective and Policies                                3
       Investment Restrictions                                          9
Management                                                              11
       Board of Directors                                               16
       Code of Ethics                                                   18
       Investment Adviser                                               19
       Administrators                                                   21
       Distributor                                                      22
       Shareholder Servicing Agent                                      22
       Financial Intermediaries                                         23
       Eligible Institutions                                            23
       Custodian, Transfer and Dividend Disbursing Agent                24
       Independent Auditors                                             24
Net Asset Value                                                         24
Computation of Performance                                              25
Purchases and Redemptions                                               27
Federal Taxes                                                           27
Description of Shares                                                   30
Portfolio Brokerage Transactions                                        32
Additional Information                                                  34
Financial Statements                                                    34



INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund. In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Funds that are not consistent with their investment objective and principal investment strategies. Such investments may prevent the Funds from achieving their investment objective.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Domestic Investments

     The assets of the Funds are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Options Contracts

     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for a Fund, although in each case the current intention is not to do so in such a manner that more than 5% of a Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

     Covered call options may also be sold (written) on stocks for a Fund, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for a Fund, although the current intention is not to do so in a manner that more than 5% of a Fund's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for a Fund, although the current intention is not to do so in a manner that more than 5% of a Fund's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the counter.

     The value of a currency option purchased for a Fund depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies for a Fund is subject to the Investments Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

Futures Contracts

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Fund. Futures contracts on foreign currencies may also be entered into for each Fund, although in each case the current intention is not to do so.

     In order to assure that a Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets.

     Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for a Fund would rise in value by an amount which approximately offsets the decline in value of the portion of that Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the shore term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When a Fund enters into a Futures Contract, it may be initially required to deposit with that Fund's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initially margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Fund's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Funds, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche a Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminbsrse (DTB), Italian Stock Exchange (ISE), The Amsterdam Exchange (AE), and London Securities and Derivatives Exchange, Ltd. (OMLX).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Fund seeks a hedge.

Loans of Portfolio Securities

     Loans up to 30% of the total value of a Fund are permitted. Securities of a Fund may be loaned if such loans are secured continuously by cash or equivalent liquid short term securities as collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of a Fund, that Fund's income can be increased by that Fund's continuing to receive income on the loaned securities as well as by the opportunity for that Fund to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by a Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation, a Fund or Brown Brothers Harriman

Short-Term Investments

     Although it is intended that the assets of each Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of that Fund's investment objective and long-term investment perspective, a Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when a Fund experiences large cash inflows through issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with that Fund's investment objective are unavailable in sufficient quantities, assets of that Fund may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time a Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Fund in demand deposit accounts with the Fund's custodian bank.

Government Securities

     The assets of each Fund may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for a Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Fund reflects any limitation on their liquidity.

Repurchase Agreements

     Repurchase agreements may be entered into for a Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. A Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of that Fund in each agreement along with accrued interest. Payment for such securities is made for that Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman (the "Custodian"). If the Lender defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Fund may be delayed or limited in certain circumstances.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value (NAV). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of each Fund may be invested in shares of other investment companies. Under the 1940 Act, assets of either Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Fund's total assets would be so invested, (ii) 5% or less of the market value of that Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund.

     Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Funds, may:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in a Fund, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that neither Fund shall be subject to this restriction.

     Non-Fundamental Restrictions. Each Fund may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (ii) invest less than 80% of the value of each Fund's assets (defined as net assets plus any borrowings for investment purposes) in equity securities of companies associated with countries in which that Fund may invest (as more particularly described in the Prospectus). For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies. These policies are not fundamental and may be changed for without shareholder or investor approval.


     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

                                         MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.



------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal            Number of   Other
and Address       Held with    Office#     Occupation(s)        Funds in    Director-ships
                  Corporation  and Length  During Past 5 Years  Fund        Held by
                               of Time                          Complex     Director
                               Served                           Overseen
                                                                by
                                                                Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,   12          None
Shields Jr.*      the Board                Chairman and Chief
Birth Date:       and Director             Executive Officer
March 17, 1938                             of Shields &
Shields &                                  Company (registered
Company, 140                               broker-dealer and
Broadway, New                              member of New York
York, NY 10005                             Stock Exchange);
                                           Chairman of Capital
                                           Management
                                           Associates, Inc.
                                           (registered
                                           investment
                                           adviser); Vice
                                           Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -      12          Director of
Birth Date:                                Finance/Operations               Old Westbury
March 17, 1935                             and CFO (May 1995 -              Funds (5
The Interpublic                            February 2000) and               Funds)
Group of                                   Special Advisor
Companies, Inc.,                           (March 2000 -
372 Danbury                                Present), The
Road, 2nd Floor,                           Interpublic Group
Wilton, CT                                 of Companies, Inc.
06897-2530
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Richard           Director     Since 1999  Retired; Director    12          None
Carpenter                                  of Investments,
Birth Date:                                Pennsylvania Public
March 17, 1933                             School Employees'
10820 North La                             Retirement System
Quinta Drive,                              (until December
Tucson, AZ 85737                           1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman    12          Director of
Birth Date:                                and CEO of AT&T                  Dreyfus
November 16,                               Investment                       Mutual Funds
1939                                       Management                       (59 Funds)
3 Tall Oaks                                Corporation (until
Drive, Warren,                             May 1997); Director
NJ 07059                                   of Jeffrey Co.
                                           (1992 to present);
                                           Director of QMED
                                           (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director    12          None
Birth Date: July                           of Brown Brothers
31, 1932                                   Harriman Ltd.
Greenway Farm,                             (subsidiary of
Tockenham,                                 Brown Brothers
Swindon,                                   Harriman & Co.)
Wiltshire, SN4                             (until December
7PP England                                2001); Advisor, RAF
                                           Central Fund (1992
                                           to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.    12          None
Birth Date:
April 17, 1939
4111 Clear
Valley Drive,
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive   12          None
Miltenberger                               Vice President and
Birth Date:                                Chief Financial
November 8, 1938                           Officer of Richard
195 Darlington                             K. Mellon and Sons
Rector Road,                               (private
Laughlinton, PA                            foundation  until
15658                                      June 1998); Vice
                                           President and
                                           Treasurer of
                                           Richard King Mellon
                                           Foundation (until
                                           June 1998);
                                           Trustee, R.K.
                                           Mellon Family
                                           Trusts (since
                                           1981); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and
                                           VI; Director of
                                           Aerostructures
                                           Corporation
                                           (aircraft
                                           manufacturer)
                                           (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard     President    Since 2003  President of BBH     N/A         N/A
Birth Date:                                Common Settlement
May 2, 1959                                Fund, Inc., BBH
227 West Trade                             Common Settlement
Street,                                    Fund II, Inc., BBH
Charlotte, NC                              Fund, Inc. and the
28202-1675                                 BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2003); Partner
                                           (since January
                                           2001) and Managing
                                           Director (since
                                           October 1996) of
                                           Brown Brothers
                                           Harriman & Co.
                                           ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,      N/A         N/A
Martins           President,               Treasurer,
Birth Date:       Treasurer,               Principal
November 5, 1965  Principal                Accounting Officer,
140 Broadway,     Accounting               Principal Financial
New York, NY      Officer and              Officer and
10005             Principal                Principal Financial
                  Financial                Officer of BBH
                  Officer                  Common Settlement
                                           Fund, Inc., BBH
                                           Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio;
                                           Vice President
                                           (since April 2002)
                                           and Assistant Vice
                                           President (since
                                           December 1996) of
                                           BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of BBH     N/A         N/A
Birth Date:                                Common Settlement
October 26, 1953                           Fund, Inc., BBH
1001 Liberty                               Common Settlement
Avenue,                                    Fund II, Inc., BBH
Pittsburgh, PA                             Fund, Inc. and the
15222-3779                                 BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2002); Counsel,
                                           ReedSmith, LLP
                                           (since October
                                           2002); Corporate
                                           Counsel January
                                           1997 to September
                                           2002 and Vice
                                           President January
                                           1999 to September
                                           2002 of Federated
                                           Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of    N/A         N/A
Birth Date:       President                BBH Common
September 3, 1959                          Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Senior Vice
                                           President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of    N/A         N/A
Birth Date: May   President                BBH Common
30, 1960                                   Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari    Assistant    Since 2002  Assistant Secretary  N/A         N/A
Birth Date:       Secretary                of BBH Common
November 17, 1961                          Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice
                                           President (March
                                           1996 to September
                                           2002) and Senior
                                           Corporate Counsel
                                           (July 1998 to
                                           September 2002) of
                                           Federated
                                           Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary  N/A         N/A
Birth Date: May   Secretary                of BBH Common
4, 1966                                    Settlement Fund,
140 Broadway,                              Inc., BBH Common
New York, NY                               Settlement Fund II,
10005                                      Inc., BBH Fund,
                                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH &
                                           Co. (since April
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer  N/A         N/A
Birth Date:       Treasurer                of BBH Common
August 2, 1965                             Settlement Fund,
50 Milk Street,                            Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund,
                                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate
                                           (September
                                           2000-August 2001)
                                           and Senior Analyst
                                           (June 1999 - August
                                           2000) of BBH & Co.;
                                           Manager, Fund
                                           Administration,
                                           State Street Bank
                                           and Trust Company
                                           (June 1997 - May
                                           1999).
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory Lomakin   Assistant    Since 2002  Assistant Treasurer  N/A         N/A
Birth Date:       Treasurer                of BBH Common
February 23, 1965                          Settlement Fund,
50 Milk Street,                            Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund,
                                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           and Associate (May
                                           1992- September
                                           2001).
------------------------------------------------------------------------------------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.

---------------------------------------------------------------------------
Name of Director          Dollar  Range of  Equity Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------


     As of February 7, 2003, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation and to the knowledge of the Corporation no person owned beneficially more than 5% of the outstanding shares of the Funds, except as set forth below:


      BBH European Equity
      BBH                                65.19%          1,310,668 shares
      Donaldson, Lufkin &b Jenrette       9.29%            186,275 shares
      Charles Schwab                      8.43%            169,481 shares
      BBH Pacific Basin Equity Fund
      BBH                                29.15%           451,296 shares
      National Financial Services Corp.  26.20%           405,577 shares
      Charles Schwab                     19.71%           305,157 shares
      National Investor Services          8.08%           125,074 shares

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 58,076 shares (2.89%) of the European Equity Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 735,926 shares (36.60%) of the European Equity Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 25,663 shares (1.66%) of the Pacific Basin Equity Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 261,272 shares (16.88%) of the Pacific Basin Equity Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust, and BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.


Director Compensation For Fiscal Year Ended 10/31/02

                                                                 Total
                 Aggregate       Pension or      Estimated       Compensation
Name of Person,  Compensation    Retirement      Annual          from Fund
Position         from Funds      Benefits        Benefits upon   Complex^ paid
                                 Accrued as      Retirement      to Director
                                 Part of Fund
                                 Expenses
Joseph V.        $2,278          None            None            $42,250
Shields, Jr.,
Director
Eugene P.        $2,189          None            None            $35,250
Beard, Director
Richard L.       $2,215          None            None            $37,250
Carpenter,
Director
Clifford A.      $2,189          None            None            $37,250
Clark, Director*
David P.         $2,215          None            None            $37,250
Feldman,
Director
J. Angus Ivory,  $2,189          None            None            $35,250
Director
Alan G. Lowy,    $2,189          None            None            $35,250
Director
Arthur D.        $2,215          None            None            $37,250
Miltenberger,
Director
David M.         $1,416          None            None            $17,250
Seitzman,
Director
Emeritus**
      ^ See corresponding note to "Directors" table, above.
* Retired November 2002.
** As of May 26, 2001.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Funds.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by Funds. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Funds. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Funds, to place the purchase and sale orders for portfolio transactions of the Funds, and to manage, generally, the investments of the Funds.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 8, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Funds" outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     With respect to the BBH European Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. The Fund's advisory fee rate is the same as the fee rate that applied to the European Equity Fund prior to November 1, 1999. For the fiscal year ended October 31, 2002, the European Equity Fund incurred $942,784 for advisory services. For the fiscal years ended October 31, 2001 and 2000, the BBH European Equity Fund incurred $1,423,001 and $1,738,539, respectively, for advisory services.

     With respect to the BBH Pacific Basin Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. The Fund's advisory fee is the same as the fee rate that applied to the Pacific Basin Equity Fund prior to November 1, 1999. For the fiscal year ended October 31, 2002, the Pacific Basin Equity Fund incurred $261,782 for advisory services. For the fiscal years ended October 31, 2001 and 2000, the BBH Pacific Basin Equity Fund incurred $537,610 and $905,250, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to each Fund are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Funds' Board has reviewed the Funds' investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Funds' investment objective and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to each Fund and their shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds' operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in each Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to each Fund.

     The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to each Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of each Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as each Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with each Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of each Funds' advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing each Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about each Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Funds' short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Funds' expenses (including the advisory fee itself and the overall expense structure of each Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading each Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Funds' prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Funds and reports to shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 8, 2002. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from each Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Funds' average daily net assets. For the fiscal years ended October 31, 2002, 2001 and 2000, the European Equity Fund incurred $50,766, $147,371 and $195,992, respectively, for administrative services. For the fiscal years ended October 31, 2002, 2001 and 2000, the Pacific Basin Equity Fund incurred $14,096, $78,563 and $127,805, respectively, for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. Each Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and the Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for each Fund.

     As Custodian for each Fund, it is responsible for maintaining books and records of the Funds' portfolio transactions and holding the Funds' portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the accounting records for each Fund and each day computes the NAV per share of the Funds.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for each Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of Fund shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Funds.

NET ASSET VALUE

     The NAV of each class of shares of the Funds is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Funds' total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Funds' total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for each Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

     The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolios' Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time a Portfolio values its assets.

COMPUTATION OF PERFORMANCE

     The average  annual total return of a Fund is calculated  for any period by
(a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     The following table sets forth average annual total return information for the periods ended December 31, 2002:

Pacific Basin Equity Fund
                       1 Year      5 Years               10 Years
Total Return
  Before Taxes         (12.18)%    (1.12)%               0.63%
                       (12.18)%
  After Taxes on                   ------------------    (0.88)%
  Distributions                   (1.71)%
                       (7.48)%
                                   ------------------
  After Taxes on
  Distributions                                          0.06%
  and Sale of Shares               (0.98)%

European Equity Fund

                       1 Year      5 Years               10 Years
Total Return
  Before Taxes         (18.83)%    (2.21)%               5.75%
                       (18.54)%
  After Taxes on                   ------------------    4.07%
  Distributions                   (3.09)%
                       (11.28)%
                                   ------------------
  After Taxes on
  Distributions                                          4.51%
  and Sale of Shares              (1.45)%

     Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Fund and its corresponding Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Under Subchapter M of the Code each Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders.

     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Funds does not consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, that Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for a Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long that Fund has held such options. A Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by a Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the corresponding Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. Each Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from a Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from a Fund.

     Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.

     In certain circumstances foreign taxes imposed with respect to a Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

     Other Taxes. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Funds fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of the Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the BBH European Equity Fund and 25,000,000 as shares of the BBH Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. The Corporation currently consists of seven series.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to a one full vote per full and fractional share. Separate votes are taken by a single series f the
Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO BROKERAGE TRANSACTIONS

     Each Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Fund (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2002, 2001 and 2000, the portfolio turnover rate for the BBH European Equity Portfolio was 34%, 16% and 42%, respectively. Portfolio turnover rate is that of the BBH European Equity Portfolio in which the European Equity Fund invested through October 15, 2002. Portfolio turnover rate is a weighted average of the European Equity Fund's portfolio turnover and that of the BBH European Equity Portfolio in which the Fund invested through October 31, 2002. For the fiscal years ended October 31, 2002, 2001 and 2000, the portfolio turnover rate for the BBH Pacific Basin Equity Portfolio was 38%, 40% and 76%, respectively. Portfolio turnover rate is that of the BBH Pacific Basin Equity Portfolio in which the Pacific Basin Equity Fund invested at October 31, 2002. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

     In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charge. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Fund to pay other unaffiliated service providers on behalf of that Fund for services provided for which that Fund would otherwise be obligated to pay. Such commissions paid by a Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect a Fund.

     For the fiscal year ended October 31, 2002, the aggregate commissions paid by the European Equity Portfolio and the Pacific Basin Equity Portfolio were $327,374 and $119,039, respectively. After October 28, 2002, commissions were paid by the European Equity Fund and the Pacific Basin Equity Fund. For the fiscal year ended October 31, 2001, the aggregate commissions paid by the BBH European Equity Portfolio and the BBH Pacific Basin Equity Portfolio were $269,845 and $295,439, respectively. For the fiscal year ended October 31, 2000, the aggregate commissions paid by the BBH European Equity Portfolio and the BBH Pacific Basin Equity Portfolio were $511,825 and $488,367, respectively.

     A portion of the transactions for each Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Funds. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by a Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

     All of the transactions for the Funds are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of each Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of each Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.




                                         Prospectus
                                     february 28, 2003

                              BBH HIGH YIELD FIXED INCOME FUND
                                       CLASS N SHARES
                                       CLASS I SHARES


     These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (SEC) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.





     The Investment Adviser has recommended that the Board of Directors approve the liquidation of the Fund. The Board is expected to meet in March 2003 to consider this proposal.






                  PLEASE NOTE THAT THIS FUND IS NO LONGER OPEN TO NEW INVESTORS.










Contents
-------------------------------------------------------------------------------


                                      Page

Investment Objective                     3

Principal Investment Strategies          3

Principal Risk Factors                   4

Fund Performance                         6

Fees and Expenses of the Fund            8

Investment Adviser                       9

Shareholder Information                  9

Financial Highlights                    13



INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

     The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Under normal circumstances the Investment Adviser invests at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a diversified portfolio of high yield, fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality (sometimes referred to as "junk bonds"). A debt security is considered below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by the Investment Adviser. The average maturity of the Fund normally varies within a two- to ten-year time frame.


     While the Fund focuses its investments on bonds issued by corporations and other similar entities, it may invest in all types of debt securities, including mortgage-related securities and restricted securities such as Rule 144A securities. A Rule 144A security is an unregistered security that can be sold to "qualified institutional buyers" in accordance with the requirements of Rule 144A of the Securities Act of 1933. The Fund's assets may also be invested in securities with equity characteristics, including convertible preferred stocks and bonds, preferred stocks and warrants. Convertible securities are typically debt obligations or preferred stock that may be converted within a specific period of time into a certain amount of common stock of the same or a different issuer.


     The total return achieved by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


     The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar, and interest and sale proceeds may be received in currencies other than the U.S. dollar. The Investment Adviser may enter into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Forward foreign exchange contracts may be entered into on behalf of the Fund.


     In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective. The Investment Adviser may also invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities, if at any time the Investment Adviser believes there is an inadequate supply of appropriate high yield securities in which to invest or if the Investment Adviser believes these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that, in the Investment Adviser's opinion, will provide the maximum relative value to the Fund.


     Rather than investing directly in the securities in which the Fund primarily invests, the Fund may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.



PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

     The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.


     Market Risk: This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

     High Yield Risk: A fund that invests in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of market, interest rate, credit, issuer and liquidity risk than a fund that does not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund's ability to sell its high yield securities (See "Liquidity Risk").


     Interest Rate Risk: Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities.


     Credit Risk: Credit risk refers to the likelihood that an issuer will default on interest or principal payments. Investments in junk bonds and other high yield fixed income securities may involve a higher degree of credit risk and may be considered speculative.


     Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.



     Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.


     Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a fund's investments will affect the volatility of a fund's share price.


     Mortgage Risks: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.


     Derivatives Risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


     Foreign Investment Risk: Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.


     Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.


     Leveraging Risk: The use of derivatives may create leveraging risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities.


     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.


FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table gives an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund's Class N shares from year to year. The table shows how the average annual returns of the Fund's Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.


     When  you  consider  this  information,   please  remember  that  a  Fund's
performance (before and after taxes) in past years is not necessarily an indication of how that Fund will do in the future.


     Historical total return information for any period or portion thereof prior to the Fund's Class N and Class I shares commencement of operations, April 12, 2002 and November 12, 2002, respectively, will be that of the Portfolio adjusted to assume that all charges, expenses and fees that were in effect for the Fund on that date were deducted during such periods.




[OBJECT OMITTED]



Highest and Lowest Returns for Class N Shares (Quarterly 2001- 2002)
--------------------------------------------------------------------------------

                                     Return  Quarter Ending

Highest                              3.48%   12/31/02

Lowest                             (6.96)%    9/30/02



Average Annual Total Returns (Through December 31, 2002)
--------------------------------------------------------------------------------

                                    1 Year   Start of Performance*

Class N Shares

Return Before Taxes                   (6.29)%     (1.93)%

Return After Taxes on Distributions** (8.72)%     (2.95)%

Return After Taxes on Distributions

and Sale of Fund Shares**             (3.86)%     (1.44)%

Class I Shares

Return Before Taxes                   (6.01)%     (1.67)%

Return After Taxes on Distributions** (6.57)%     (1.90)%

Return After Taxes on Distributions

and Sale of Fund Shares**              (3.69)%    (2.02)%

Merrill Lynch High Yield Master I Index
(reflects no deduction for fees, expenses or taxes)

                                       (1.14)%      0.94%



     * The Fund's Class N shares start of performance date was April 12, 2002. Performance prior to April 12, 2002, is that of the BBH High Yield Fixed Income Portfolio adjusted for expenses of the Fund. The Fund's Class I shares start of performance date was November 12, 2002. Performance prior to November 12, 2002, is that of the BBH High Yield Fixed Income Portfolio adjusted for expenses of the Fund.

     ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------


     The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)
                                                      Class N       Class I
Maximum Sales Charge (Load) Imposed on Purchases      None          None
Maximum Deferred Sales Charge (Load)                  None          None
Maximum Sales Charge (Load) Imposed on Reinvested     None          None
Dividends
Redemption Fee                                        None          None
Exchange Fee                                          None          None

ANNUAL FUND OPERATING EXPENSES(1)
--------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets as a percentage of average net assets)

Other Expenses
     Administration Fee                               0.10%         0.10%
     Expense Payment Agreement (2)                    0.65%         0.40%
Total Annual Fund Operating Expenses                  0.75%         0.50%
(1) Expenses shown reflect the expense expected to be correct currently.

(2) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 0.75% and 0.50%, respectively. Included within the expense payment agreement is a management fee of 0.35% and, for Class N only, a shareholder servicing/eligible institution fee of 0.25%.


EXAMPLE

     This example is intended to help an investor compare the cost of investing in the Fund's Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                Class N                Class I
1 year                                          $   77                 $ 51
3 years                                         $  240                 $160
5 years                                         $  417                 $280
10 years                                        $  930                 $628



INVESTMENT ADVISER
--------------------------------------------------------------------------------

     The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.


     The Investment Adviser provides investment advice and management services to the Fund. Subject to the general supervision of the Board of Directors of the BBH Fund, Inc. (Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.


     The Fund's securities are managed on a day-to-day basis by Mr. Glenn E. Baker. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991.


     For the fiscal year ended October 31, 2002, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.35% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).



SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

     Net Asset Value The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and #dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.


     The Fund values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Fund's Board of Directors. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.


                                Description Of Share Classes

     The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at NAV without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

Purchase of Shares

     The Corporation offers shares of the Fund at their NAV without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the order, including acceptable payments for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.


     An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


     An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


Investment Minimums*

     Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                   CLASS N          CLASS I

Initial purchases                                  $100,000       $5,000,000

Subsequent purchases                                $25,000          $25,000

     *Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.


Redemption of Shares

     The Corporation executes your redemption request at the next NAV calculated after the Corporation receives your redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

     Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


     Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


Redemptions by the Corporation

     The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

     Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.


     The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


     The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


Dividends and Distributions

     The Corporation declares and pays to shareholders substantially all of the Fund's net income monthly as a dividend and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include the Fund's pro rata share of the Fund's net income and realized net capital gains.


     Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.


     Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


Taxes

     Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.


     The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.





FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                              For the
                                            period from
                                           April 15, 2002
                                           (commencement
                                                 of
                                           operations) to
                                            October 31,
                                                2002

Net asset value, beginning of period        $10.00
Income from investment operations:
     Net investment income                    0.47
     Net realized and unrealized loss        (1.91)
allocated from Portfolio

Less dividends and distributions:
     From net investment income               (0.47)
Net asset value, end of period               $ 8.09

Total return                                 (14.69)%

Ratios/Supplemental data:
Net assets, end of period (000's omitted)    $ 8,117
Expenses as a percentage of average net        0.75%
assets 1,2
Ratio of net investment income to average     10.55%
net assets 1
Portfolio turnover rate 3                        65%

---------------------------------------------
(1) Annualized.

(2)  Had the expense payment  agreement not been in place, the ratio of expenses to average net assets would have been as follows: .........2.76%

(3) The Portfolio turnover rate is that of the High Yield Fixed Income Portfolio in which the Fund invested for the year ended October 31, 2002.


161

     More information on the Fund is available free upon request, including the following:


Annual/Semi-Annual Report

     Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

     Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
By telephone            Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                        Brown Brothers Harriman
                        140 Broadway
                        New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                        Brown Brothers Harriman
                        http://www.bbhfunds.com
                        SEC http://www.sec.gov

     You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139


                            STATEMENT OF ADDITIONAL INFORMATION

                              BBH HIGH YIELD FIXED INCOME FUND
                                       Class N Shares
                                       Class I Shares

                        40 Water Street, Boston, Massachusetts 02109

                                     February 28, 2003


     BBH High Yield Fixed Income Fund (the "High Yield Fixed Income Fund" or the "Fund"), is a separate diversified series of BBH Fund, Inc. (the "Corporation"), a Maryland corporation organized on July 16, 1990, is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Fund's investment objective is to provide investors with the maximum total return, consistent with preservation of capital and prudent investment management. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     The Fund's investment adviser is Brown Brothers Harriman ("Brown Brothers Harriman"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2003, as supplemented from time to time, a copy of which may be obtained from the Corporation at the address noted above.

                                Table of Contents


                                                    Page

Investments                                                 3
       Investment Objective and Policies                    3
       Investment Restrictions                              37

Management                                                  41
       Board of Directors                                   46
       Code of Ethics                                       48
       Investment Adviser                                   48
       Administrators                                       50
       Distributor                                          52
       Financial Intermediaries                             52
       Eligible Institutions                                53
       Expense Payment Agreement                            53
       Custodian, Transfer and Dividend Disbursing Agent    54
       Independent Auditors                                 54

Net Asset Value                                             54
Computation of Performance                                  55
Purchases and Redemptions                                   58
Federal Taxes                                               58
Description of Shares                                       62
Portfolio Brokerage Transactions                            63
Additional Information                                      66
Financial Statements                                        66
Appendix - Description of Ratings                           67


                                  INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     Under normal circumstances the Investment Adviser invests at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a broad range of high yield fixed income securities.

     The Fund will provide shareholders with at least 60 days prior notice of any changes in this policy as required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.


                                 Debt Securities

Corporate Debt Securities

     The Fund's investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations ("NRSRO"). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security changes to above medium investment grade, the Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of NRSROs. See the Appendix for a description of rating categories. The Fund may invest in debt securities rated "D" or better at the time of purchase.

     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value (NAV) to the extent that the Fund invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated lower than Baa or BBB by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's) are described as "speculative" by both Moody's and Standard & Poor's. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Collateralized Bond Obligations

     A Collateralized Bond Obligation (CBO) is a trust typically consisting of corporate bonds (both US & foreign). CBO'S consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Collateralized Loan Obligations

     A Collateralized Loan Obligation (CLO) is a trust typically consisting of loans made to issuers (both US and foreign). CLO'S consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal- only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Consistent with the Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

     Loans Participations and Assignments and Other Direct Indebtedness

     The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         U.S. Government Securities

     The Fund's assets may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

     Variable and Floating Rate Instruments

     The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

     Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

     Deferred Interest Bonds

     A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

     PIK (Payment-In-Kind) Securities

     Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

     Bank Obligations

     The Fund's assets may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSRO (e.g., Moody's and Standard & Poor's) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. (See "Description of Ratings" in Appendix.) There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund will not be invested in obligations of Brown Brothers Harriman or the Fund's Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

     Commercial Paper

     The Fund's assets may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations.

     Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

     At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSRO (e.g., Moody's and Standard & Poor's) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase.

         Municipal Obligations

     The Fund may purchase municipal obligations when the Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

     The mortgage derivatives that the Fund may invest in include interests in collateralized mortgage obligations and stripped mortgage-backed securities.

         Event-linked bonds

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

         Short-Term Investments

     Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or Standard & Poor's, or if unrated are of comparable quality in the opinion of the Investment Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

         Loans of Portfolio Securities

     For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3%.

     When-Issued and Delayed Delivery Securities

     The Fund may purchase municipal securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.

     At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's NAV. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with Brown Brothers Harriman (the "Custodian") is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Fund's Directors determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         Options on Securities and Indexes

     The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Options on Foreign Currencies

     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts

     The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors
("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Other Considerations

     When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

     When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund's portfolio of securities, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio of securities such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Federal Taxes."

         Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Reset Options

     Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

         "Yield Curve" Options

     Options on the shape of the yield curve. Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

         Additional Risks of Trading Options

     Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Swap Agreements

     The Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, to avoid any potential leveraging of the Fund's portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Securities

     The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio of securities in an effort to monitor the Fund's interest rate risk.

Foreign Investments

     The Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)

     The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs or GDRs or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. A GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

         Emerging Markets

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

         Brady Bonds

     The Fund may invest its assets in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

         Foreign Currency Transactions

     The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     If the Fund enters into a forward contract to purchase foreign currency, the Custodian or the Adviser will segregate liquid assets.

         Forward Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

         Eurodollar Instruments

     Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Eurodollar Time Deposits ("ETDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks and ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     The Fund's recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.

                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

         Warrants to Purchase Securities

     The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Borrowings

     The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Fund's Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Directors, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

         Short Sales Against the Box

     The Fund may sell securities "short against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

     If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a constructive sale) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

         Repurchase Agreements

     Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

         Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

         Rule 144A Securities

     The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

         Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Fund's Directors).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions, which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. (See "Additional Information".)

     Except  that the Fund may  invest  its  assets  in an  open-end  investment
company  with  substantially  the  same  investment   objective,   policies  and
restrictions as the Fund, the Fund may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Investments in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets);

     (8) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Directors of the Fund;

     (9) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (10) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments.

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities, and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The following polices are not fundamental and may be changed without shareholder approval. The Fund may not, as a matter of operating policy (except that the Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund):

     (i) invest more than 15% of its net assets (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the investment;

     (ii) invest more than 5% of its net assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

     (iii) invest less than 80% of the value of its assets (defined as net assets plus any borrowings for investment purposes) in high yield securities rated below investment grad or if unrated, determined by the Adviser to be of comparable quality.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     Notwithstanding the provisions of fundamental investment restriction (7) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Fund's Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Fund's Directors without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.




                                         MANAGEMENT


      Information pertaining to the Directors and executive officers of the Corporation is set forth below.  All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.


------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal            Number of   Other
and Address       Held with    Office#     Occupation(s)        Funds in    Director-ships
                  Corporation  and Length  During Past 5 Years  Fund        Held by
                               of Time                          Complex     Director
                               Served                           Overseen
                                                                by
                                                                Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,   12          None
Shields Jr.*      the Board                Chairman and Chief
                  and Director             Executive Officer
Birth Date:                                of Shields &
March 17, 1938                             Company (registered
                                           broker-dealer and
Shields &                                  member of New York
Company,                                   Stock Exchange);
140 Broadway New                           Chairman of Capital
York, NY 10005                             Management
                                           Associates, Inc.
                                           (registered
                                           investment
                                           adviser); Vice
                                           Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -      12          Director of
                                           Finance/Operations               Old Westbury
Birth Date:                                and CFO (May 1995 -              Funds (5
March 17, 1935                             February 2000) and               Funds)
                                           Special Advisor
The Interpublic                            (March 2000 -
Group of                                   Present), The
Companies Inc.                             Interpublic Group
20 Marshall                                of Companies, Inc.
Street
Suite 210
S. Norwalk, CT
06854
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard           Director     Since 1999  Retired; Director    12          None
Carpenter                                  of Investments,
                                           Pennsylvania Public
Birth Date:                                School Employees'
March 17, 1933                             Retirement System
                                           (until December
10820 North La                             1997).
Quinta Drive
Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman    12          Director of
                                           and CEO of AT&T                  Dreyfus
Birth Date:                                Investment                       Mutual Funds
November 16,                               Management                       (59 Funds)
1939                                       Corporation (until
                                           May 1997); Director
3 Tall Oaks                                of Jeffrey Co.
Drive Warren, NJ                           (1992 to present);
07059                                      Director of QMED
                                           (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director    12          None
                                           of Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of
                                           Brown Brothers
Greenway Farm,                             Harriman & Co.)
Tockenham,                                 (until December
Swindon,                                   2001); Advisor, RAF
Wiltshire, SN4                             Central Fund (1992
7PP England                                to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.    12          None

Birth Date:
April 17, 1939

4111 Clear
Valley Drive,
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive   12          None
Miltenberger                               Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard
November 8, 1938                           K. Mellon and Sons
                                           (private
Richard K.                                 foundation  until
Mellon & Sons,                             June 1998); Vice
P.O. Box RKM,                              President and
Ligonier, PA                               Treasurer of
15658                                      Richard King Mellon
                                           Foundation (until
                                           June 1998);
                                           Trustee, R.K.
                                           Mellon Family
                                           Trusts (since
                                           1981); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and
                                           VI; Director of
                                           Aerostructures
                                           Corporation
                                           (aircraft
                                           manufacturer)
                                           (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
    Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard     President    Since 2003  President of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
                                           Common Settlement
140 Broadway New                           Fund II, Inc., BBH
York, NY 10005                             Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2003); Partner
                                           (since January
                                           2001) and Managing
                                           Director (since
                                           October 1996) of
                                           Brown Brothers
                                           Harriman & Co.
                                           ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,      N/A         N/A
Martins           President,               Treasurer,
                  Treasurer,               Principal
Birth Date:       Principal                Accounting Officer,
November 5, 1965  Accounting               Principal Financial
                  Officer and              Officer and
140 Broadway New  Principal                Principal Financial
York, NY 10005    Financial                Officer of BBH
                  Officer                  Common Settlement
                                           Fund, Inc., BBH
                                           Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio;
                                           Vice President
                                           (since April 2002)
                                           and Assistant Vice
                                           President (since
                                           December 1996) of
                                           BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
October 26, 1953                           Common Settlement
                                           Fund II, Inc., BBH
1001 Liberty                               Fund, Inc. and the
Avenue                                     BBH U.S. Money
Pittsburgh, PA                             Market Portfolio
15222-3779                                 (since August
                                           2002); Counsel,
                                           ReedSmith, LLP
                                           (since October
                                           2002); Corporate
                                           Counsel January
                                           1997 to September
                                           2002 and Vice
                                           President January
                                           1999 to September
                                           2002 of Federated
                                           Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date:                                Settlement Fund,
September 3, 1959                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Senior Vice
                                           President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date: May                            Settlement Fund,
30, 1960                                   Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari    Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date:                                Settlement Fund,
November 17, 1961                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice
                                           President (March
                                           1996 to September
                                           2002) and Senior
                                           Corporate Counsel
                                           (July 1998 to
                                           September 2002) of
                                           Federated
                                           Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date: May                            Settlement Fund,
4, 1966                                    Inc., BBH Common
                                           Settlement Fund II,
140 Broadway New                           Inc., BBH Fund,
York, NY 10005                             Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH &
                                           Co. (since April
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
August 2, 1965                             Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate
                                           (September
                                           2000-August 2001)
                                           and Senior Analyst
                                           (June 1999 - August
                                           2000) of BBH & Co.;
                                           Manager, Fund
                                           Administration,
                                           State Street Bank
                                           and Trust Company
                                           (June 1997 - May
                                           1999).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gregory Lomakin   Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
February 23, 1965                          Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           and Associate (May
                                           1992- September
                                           2001).
--------------------------------------------------------------------------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

          ^ The Fund Complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.


BOARD OF DIRECTORS


     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.


     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.


                          Director Equity Ownership As Of 12/31/02


---------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------


     As of February 7, 2003, the Directors and Officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

   Class N shares
   BBH                93.83%        $11,164,759.47
   Mac & Co.           4.42%        $526,176.73
   John W. Kiser III   1.74%        $207,480.79

   Class I shares
   Future Value Inc.        48.23%        $39,543,631.95
   BBH                      46.23%        $37,788,362.65
   Lois Calder Foundation    5.40%        $4,410,552.71

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 94,845 Class N shares (6.87%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional $1,017,133 (73.69%) of the Class N shares and $2,890,221 (30.48%) of the Class I shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust, and BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.


                    Director Compensation For Fiscal Year Ended 10/31/02


-----------------------------------------------------------------------------
Name of Person,   Aggregate      Pension or     Estimated      Total
Position          Compensation   Retirement     Annual         Compensation
                  from Fund      Benefits       Benefits upon  from Fund
                                 Accrued as     Retirement     Complex^
                                 Part of Fund                  paid to
                                 Expenses                      Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $506           None           None           $42,250
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $504           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $505           None           None           $37,250
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford A.       $504           None           None           $35,250
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $505           None           None           $37,250
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $504           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     $504           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         $505           None           None           $37,250
Miltenberger,
Director
-----------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.
*  Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.


CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions, and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated August 6, 2002 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on August 6, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.35% of the Fund's average daily net assets.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The  Administration  Agreement  between the  Corporation and Brown Brothers
Harriman Trust Company LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Corporation's Investment Advisory Agreement with the Investment Adviser (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 9, 2001. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation. (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company LLC and by Brown Brothers Harriman Trust Company LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Subadministrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Subadministrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by the Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of September 16, 2002 between the Corporation and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to each such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary. These fees typically are waived for purchases of Class I shares.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record. This fee typically is waived for purchases of Class I shares.

EXPENSE PAYMENT AGREEMENT

     Under an expense payment agreement dated May 1, 2002, Brown Brothers Harriman Trust Company, LLC pays the Fund's Class N and Class I expenses (see "Expense Table" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.75% and 0.50% of the average daily net assets of the Fund's Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on November 1, 2005.

     The expenses of the Fund paid by Brown Brothers Harriman Trust Company, LLC under the agreement include the compensation of the Directors of the Corporation; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the NAV of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101, is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte and Touche LLP are the Fund's independent auditors.

                                 NET ASSET VALUE

     The NAV of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the readily available closing bid price on such Exchange. Unlisted securities are valued at the quoted bid price in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Corporation's Directors.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Directors. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

                           COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     Historical total return information for any period or portion thereof prior to the Fund's commencement of operations is that of the BBH High Yield Fixed Income Portfolio (Portfolio) (in which all of the Fund's assets were invested prior to November 12, 2002), adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The following table sets forth average annual total return information for Class N shares for the periods ended December 31, 2002:

                       1 Year      Start of
                                   Performance on
                                   June 23, 2000*
Class N
Total Return
  Before Taxes         (6.29)%     (1.93)%
  After Taxes on       (8.72)%     (2.95)%
  Distributions
  After Taxes on       (3.86)%      2.02)%
  Distributions
  and Sale of Shares
                         Year 1    Start of
                                   Performance on
                                   June 23, 2000*
Class I
Total Return
  Before Taxes         (6.01)%     (1.67)%
  After Taxes on       (6.57)%     (1.90)%
  Distributions
  After Taxes on       (3.69)%     (1.44)%
  Distributions
  and Sale of Shares

--------------------------------------------------------------------------------

     * The BBH High Yield Fixed Income Fund's Class N and Class I shares commenced operations on 4/12/02 and 11/12/02, respectively. Performance prior to 4/12/02 for Class N shares and 11/12/02 for Class I shares is that of the BBH High Yield Fixed Income Portfolio adjusted for expenses of the Fund.



     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Merrill Lynch High Yield Index Master I) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

                            PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

                                  FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements. The Fund is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

     Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

     In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                               DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as BBH High Yield Fixed Income Fund Class N and 25,000,000 shares have been classified as BBH High Yield Fixed Income Fund Class I. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund, five of which (including the Fund) offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                        PORTFOLIO BROKERAGE TRANSACTIONS

     The  securities  in which the Fund  invests  are  traded  primarily  in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 2002 and 2001 (during which time all of the Fund's assets were invested in the Portfolio), the portfolio turnover rate of the Portfolio was 65% and 120%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman, an "affiliated person" of the Corporation, as one of the Fund's principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Fund's principal brokers, Brown Brothers Harriman receives brokerage commissions from the Fund.

     The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Fund to use Brown Brothers Harriman as a broker provided that certain conditions are met.

     In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

     For the fiscal year ended October 31, 2002, total transactions with a principal value of $760,123,191 were effected for the BBH High Yield Fixed Income Portfolio (in which the Fund was invested during that time), of which transactions with a principal value of $20,228,630 were effected by Brown Brothers Harriman.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

         APPENDIX - DESCRIPTION OF RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's, Fitch Ratings', or, if unrated, determined by the Investment Adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by Standard & Poor's and comparable securities. They are deemed to be predominately speculative with respect to the issuer's ability to repay principal and interest.

         Moody's Investors Service, Inc. - Corporate Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-Term Municipal Bond Ratings

     There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two- component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Corporate Bond Ratings

         Standard & Poor's Ratings Services - Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non- credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Fitch Ratings ("Fitch") - Investment Grade

     AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's or Fitch by the issuer or obtained from other sources it considers reliable. Standard & Poor's or Fitch does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

         Duff & Phelps Credit Rating Co.

                 Long-Term Debt and Preferred Stock Ratings

           Rating Scale

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).

     A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

     Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions (see page vii). Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

           Rating Definition

          AAA

     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+
         AA
         AA-

     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+
         A
         A-

     Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         BBB+
         BBB
         BBB-

     Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+
         BB
         BB-

     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

         B+
         B
         B-

     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC

     Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD

     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

         DP

         Preferred stock with dividend arrearages.

     Credit ratings are based on information obtained from sources believed to be accurate and reliable and are not a recommendation to buy, sell or hold a financial obligation. We do not perform an audit in connection with any information received and may rely on unaudited information. Credit ratings may be subject to revision, suspension or withdrawal at any time as necessary due to changes in or unavailability of information or other circumstances.

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2003


BBH BROAD MARKET FIXED INCOME FUND

CLASS N SHARES

CLASS I SHARES


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      7

Fund Performance                                           12

Fees and Expenses of the Fund                              14

Investment Adviser                                         16

Shareholder Information                                    17

Financial Highlights                                       23

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES


The Investment Adviser invests the assets of the Fund in a broad range of fixed income securities, primarily U.S. dollar denominated. The Fund's assets may also be invested in non U.S. dollar denominated securities. In pursuing its investment objective, the Fund may use a number of techniques. In addition to corporate and government securities, the Fund's principal techniques and the securities include asset backet securities, futures, swaps and repurchase agreements as discussed below.

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Asset backed securities may be structured as Floaters, Inverse Floaters, interest only and principal only obligations.

Future contracts are derivative instruments - derivative because they take their value from their connected underlying security. Common features of future contracts include: (1) standardized contract features, (2) traded on organized exchanges, (3) limited maturity, usually 3 months, (4) risk management, and (5) operational efficiencies. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the portfolio tremendous flexibility in managing the investment risk. The futures are used exclusively for hedging the portfolio's duration and yield curve exposure.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The two main types are interest rate swaps and total-rate-of-return swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow an investor to either increase or decrease exposure to any asset classes, which can be defined by an index at relatively low costs.

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

The Investment Adviser seeks to deliver superior risk adjusted returns relative to the Lehman Brothers Aggregate Bond Index. The Adviser's security selection is based upon proprietary credit research and a quantitative decision framework. The Adviser also seeks to forecast excess returns for each market sector by identifying sectors with superior risk adjusted prospects (based on each sector's historic volatility characteristics). Sector positions are taken in proportion to the Investment Adviser's conviction, expectations of return and risk, and the Fund's investment policies. The Investment Adviser's Bond Policy Group establishes risk parameters for the Fund and monitors the distribution of risk across sector, duration and currency categories.

Under normal circumstances the Investment Adviser invests at least 80% of the assets of the Fund in a broad range of fixed income securities. The weighted average rating of the Fund's total fixed income holdings will be investment grade. An investment grade security is one rated investment grade at the time of purchase by either a nationally recognized statistical rating organization (NRSRO) such as Moody's Investors Service, Standard & Poor's, Fitch Ratings or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be considered investment grade if rated by an NRSRO). The average maturity of the Fund varies within a two to ten-year time frame.

The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. These non investment grade securities are commonly referred to as high yield securities or junk bonds. The Investment Adviser may use certain derivative investment techniques, such as interest rate swaps or investing in other investment companies, in order to obtain participation in non-investment grade securities.

Rather than investing directly in the securities in which the Fund primarily invests, the Fund may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.


PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an invest ment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities.

CREDIT RISK:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

ISSUER RISK:

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK:


Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.


MATURITY RISK:

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a fund's investments will affect the volatility of a fund's share price.

MORTGAGE RISKS:


Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.


DERIVATIVES RISK:


Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:


Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

LEVERAGING RISK:


The use of derivatives may create leveraging risk. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities.


NON INVESTMENT GRADE SECURITY RISK:


To the extent that the Fund invests directly or indirectly in non investment grade securities and unrated securities of similar credit quality (commonly known as "junk bonds"), it may be subject to greater levels of market, interest rate, credit, issuer and liquidity risk than a fund that does not invest in such securities. Non investment grade securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for non investment grade securities and reduce the Fund's ability to sell its non investment grade securities (See "Liquidity Risk").


INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE INFORMATION

The following bar chart and tables give an indication of the risks involved with an investment in the Fund. The bar chart show changes in the performance of the Funds' Class N shares from year to year. The tables show how the average annual returns of the Fund's Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.


[CHART]


            TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)


2001    7.77
2002    7.41

HIGHEST AND LOWEST RETURN (QUARTERLY 2001-2002) N SHARES

                                                       RETURN   QUARTER ENDING
                                                       ------   --------------
Highest                                                  3.48%            9-01
Lowest                                                    .12%            3-02

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                                                     START OF PERFORMANCE
                                                          1 YEAR       (SINCE 7/20/00)**
                                                          ------     --------------------
CLASS N SHARES
Return Before Taxes                                        7.41%                   8.84%
Return After Taxes on Distributions*                       5.51%                   7.21%
Return After Taxes on Distributions
   and Sale of Fund Shares*                                4.50%                   6.37%
CLASS I SHARES
Return Before Taxes                                        7.64%                   9.05%
Return After Taxes on Distributions*                       7.46%                   8.97%
Return After Taxes on Distributions
   and Sale of Fund Shares*                                4.69%                   7.29%
Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)    10.27%                  10.37%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** Historical total return information for any period prior to the Fund's commencement of operations (12/22/00 for N shares and 12/3/02 for I shares) will be that of the BBH Broad Market Fixed Income Portfolio adjusted to assure that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

FEES AND EXPENSES OF THE FUND


The tables below describe the fees and expenses that an investor may pay if that investor buys and holds the Fund's Class N and Class I shares.


SHAREHOLDER FEES
(Fees paid directly from an investor's account)


                                                               CLASS N     CLASS I
                                                               -------     -------
Maximum Sales Charge (Load) Imposed on Purchases                 None        None
Maximum Deferred Sales Charge (Load)                             None        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None        None
Redemption Fee                                                   None        None
Exchange Fee                                                     None        None



ANNUAL FUND OPERATING EXPENSES(1)
(Expenses that are deducted from Fund assets as a percentage of average net assets)



Other Expenses
  Administration Fee                                             0.10%      0.10%
  Expense Payment Agreement(2)                                   0.45%      0.30%
                                                                 ----       ----
Total Annual Fund Operating Expenses                             0.55%      0.40%
                                                                 ====       ====



(1) Expenses shown reflect the expense expected to be incurred the fiscal year ending October 31, 2003.
(2) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 0.55% and 0.40%, respectively. Included within the expense payment agreement is a management fee of 0.20% and, for Class N only, a Shareholder Servicing/Eligible Institution fee of 0.15%.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:



                                                             CLASS N     CLASS I
                                                             -------     -------
1 year                                                        $   56      $   41
3 years                                                       $  176      $  128
5 years                                                       $  307      $  224
10 years                                                      $  689      $  505

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors of BBH Fund, Inc. (Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.

A team of individuals manages the Fund's securities on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York

University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For its fiscal year ended October 31, 2002, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.30% of the average daily net assets of the Fund. Effective November 11, 2002, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal to 0.20% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE


The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange
(NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets of the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at NAV without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.


PURCHASE OF SHARES


The Corporation offers shares of the Fund on a continuous basis at their NAV without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible

Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman, the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.



                                     CLASS N          CLASS I
-------------------------------------------------------------
Initial purchases                  $ 100,000      $ 5,000,000
Subsequent purchases               $  25,000      $    25,000



*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Corporation executes your redemption request at the next NAV calculated after the Corporation receives your redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.


Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


DIVIDENDS AND DISTRIBUTIONS


The Corporation declares and pays to shareholders substantially all of the Fund's net income monthly as a dividend, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include that Fund's pro rata share of the Fund's net income and realized net capital gains.


Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES


Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.


The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                 CLASS N SHARES
                                                     --------------------------------------
                                                                        FOR THE PERIOD FROM
                                                                         DECEMBER 22, 2000
                                                       FOR THE YEAR       (COMMENCEMENT OF
                                                           ENDED           OPERATIONS) TO
                                                     OCTOBER 31, 2002     OCTOBER 31, 2001
                                                     ----------------   --------------------
Net asset value, beginning of period                    $    10.43           $    10.00
Income from investment operations:
   Net investment income                                      0.46                 0.43
   Net realized and unrealized gain (loss)
     allocated from Portfolio                                (0.19)                0.46
Less distributions and distributions:
   From net investment income                                (0.45)               (0.39)
   Return of capital                                            --                (0.07)
                                                        ----------           ----------
Net asset value, end of period                          $    10.25           $    10.43
                                                        ==========           ==========
   Total Return                                               2.39%                9.01%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)            $   94,453           $   56,972
   Expenses as a percentage of average net assets(1)          0.55%                0.55%(2)
   Ratio of net investment loss to average net assets         4.30%                4.99%
   Portfolio turnover rate(3)                                  416%                 413%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses
to average net assets would have been as follows:             0.70%                0.74%(2)


(2) Annualized.
(3) The portfolio turnover rate is that of the Portfolio in which the Fund invests.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:


ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139


[BROWN BROTHERS HARRIMAN LOGO]



                            STATEMENT OF ADDITIONAL INFORMATION

                             BBH BROAD MARKET FIXED INCOME FUND
                                       Class N Shares
                                       Class I Shares

                        40 Water Street, Boston, Massachusetts 02109

                                     February 28, 2003

     BBH Broad Market Fixed Income Fund (the "Broad Market Fixed Income Fund" or the "Fund"), is a separate diversified series of BBH Fund, Inc., a Maryland corporation organized on July 16, 1990 (the "Corporation"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Fund's investment objective is to provide maximum total return, consistent with the preservation of capital and prudent investment management. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     The Fund's investment adviser is Brown Brothers Harriman ("Brown Brothers Harriman"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2003, as supplemented from time to time, a copy of which may be obtained from the Corporation at the address noted above. Table of Contents

                                                                     Page

Investments                                                          3
         Investment Objective and Policies                           3
         Investment Restrictions                                     32
Management                                                           35
         Board of Directors                                          40
         Code of Ethics                                              43
         Investment Adviser                                          43
         Administrators                                              45
         Distributor                                                 47
         Financial Intermediaries                                    47
         Eligible Institutions                                       48
         Expense Payment Agreement                                   48
         Custodian, Transfer and Dividend Disbursing Agent           49
         Independent Auditors                                        49
Net Asset Value                                                      49
Computation of Performance                                           50
Purchases and Redemptions                                            53
Federal Taxes                                                        53
Description of Shares                                                57
Portfolio Brokerage Transactions                                     58
Additional Information                                               61
Financial Statements                                                 62
Appendix - Description of Ratings                                    62


INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     Under normal circumstances the Investment Adviser invests at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a broad range of fixed income securities. The Fund will provide shareholders with at least 60 days prior notice of any changes in this policy as required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

                                Debt Securities

Corporate Debt Securities

     The Fund's investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security changes to above medium investment grade, the Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). In the event that a security is downgraded below investment grade, the Investment Adviser will use his or her expertise and judgment to evaluate when and if to sell the below investment grade security.

Collateralized Bond Obligations

     A Collateralized Bond Obligation (CBO) is a trust typically consisting of corporate bonds (both US & foreign). CBO'S consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Collateralized Loan Obligations

     A Collateralized Loan Obligation (CLO) is a trust typically consisting of loans made to issuers (both US and foreign). CLO'S consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underling pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities

     SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal- only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Other Asset-Backed Securities

     Consistent with the Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. An asset-backed security is typically a trust consisting of consumer or commercial loans. Similar to a bond, interest and principal is paid, in most cases, on a monthly basis. Asset-backed securities may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. Asset-backed securities are typically structured into multiple classes each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.

U.S. Government Securities

     The Fund's assets may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Variable and Floating Rate Instruments

     The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

Deferred Interest Bonds

     A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities

     Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

Municipal Obligations

     The Fund may purchase municipal obligations when the Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

     The mortgage derivatives that the Fund may invest in include interests in collateralized mortgage obligations and stripped mortgage-backed securities.

Event-linked bonds

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Short-Term Investments

     Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or Standard & Poor's, or if unrated are of comparable quality in the opinion of the Investment Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with Brown Brothers Harriman & Co. (the Custodian) is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities which may be issued by a trust. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Corporation's Directors determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes

     The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, in such amount are segregated by its Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Fund's Board of Directors.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Options on Foreign Currencies

     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

     The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value (NAV), the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Other Considerations

     When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

     When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value (NAV) of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio of securities such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Federal Taxes."

Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Reset Options

     Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"Yield Curve" Options

     Options on the shape of the yield curve. Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

Additional Risks of Trading Options

     Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements

     The Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Board of Directors, to avoid any potential leveraging of the Fund's portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Options on Swaps

     The Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercise.

Structured Securities

     The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio of securities in an effort to monitor the Fund's interest rate risk.

                               Foreign Investments

     The Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

     The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     If the Fund enters into a forward contract to purchase foreign currency, the Custodian or the Adviser will segregate liquid assets.

Forward Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

     The Fund's recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Borrowings

     The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Corporation's Directors, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Repurchase Agreements

     Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Rule 144A Securities

     The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Corporation's Directors).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

     The Fund are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, as the case may be. (See "Additional Information".)

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Fund and the Corporation, with respect to the Fund, may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Investments in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets);

     (8) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Corporation's Directors;

     (9) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (10) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments.

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The following polices are non-fundamental and may be changed without shareholder approval. The Fund or the Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the investment; (ii) invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities; (iii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a broad range of investment grade fixed income securities. Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Corporation's Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is a non- fundamental policy of the Fund and may be amended by the Corporation's Directors without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

                                         MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.



------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal            Number of   Other
and Address       Held with    Office#     Occupation(s)        Funds in    Director-ships
                  Corporation  and Length  During Past 5 Years  Fund        Held by
                               of Time                          Complex     Director
                               Served                           Overseen
                                                                by
                                                                Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,   12          None
Shields Jr.*      the Board                Chairman and Chief
----------------- and Director             Executive Officer
                                           of Shields &
Birth Date:                                Company (registered
March 17, 1938                             broker-dealer and
                                           member of New York
Shields &                                  Stock Exchange);
Company,                                   Chairman of Capital
140 Broadway New                           Management
York, NY 10005                             Associates, Inc.
                                           (registered
                                           investment
                                           adviser); Vice
                                           Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -      12          Director of
                                           Finance/Operations               Old Westbury
Birth Date:                                and CFO (May 1995 -              Funds (5
March 17, 1935                             February 2000) and               Funds)
                                           Special Advisor
The Interpublic                            (March 2000 -
Group of                                   Present), The
Companies Inc.                             Interpublic Group
20 Marshall                                of Companies, Inc.
Street
Suite 210
S. Norwalk, CT
06854
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard           Director     Since 1999  Retired; Director    12          None
Carpenter                                  of Investments,
                                           Pennsylvania Public
Birth Date:                                School Employees'
March 17, 1933                             Retirement System
                                           (until December
10820 North La                             1997).
Quinta Drive
Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman    12          Director of
                                           and CEO of AT&T                  Dreyfus
Birth Date:                                Investment                       Mutual Funds
November 16,                               Management                       (59 Funds)
1939                                       Corporation (until
                                           May 1997); Director
3 Tall Oaks                                of Jeffrey Co.
Drive Warren, NJ                           (1992 to present);
07059                                      Director of QMED
                                           (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director    12          None
                                           of Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of
                                           Brown Brothers
Greenway Farm,                             Harriman & Co.)
Tockenham,                                 (until December
Swindon,                                   2001); Advisor, RAF
Wiltshire, SN4                             Central Fund (1992
7PP England                                to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.    12          None

Birth Date:
April 17, 1939

4111 Clear
Valley Drive,
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive   12          None
Miltenberger                               Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard
November 8, 1938                           K. Mellon and Sons
                                           (private
Richard K.                                 foundation  until
Mellon & Sons,                             June 1998); Vice
P.O. Box RKM,                              President and
Ligonier, PA                               Treasurer of
15658                                      Richard King Mellon
                                           Foundation (until
                                           June 1998);
                                           Trustee, R.K.
                                           Mellon Family
                                           Trusts (since
                                           1981); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and
                                           VI; Director of
                                           Aerostructures
                                           Corporation
                                           (aircraft
                                           manufacturer)
                                           (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
    Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard     President    Since 2003  President of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
                                           Common Settlement
140 Broadway New                           Fund II, Inc., BBH
York, NY 10005                             Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2003); Partner
                                           (since January
                                           2001) and Managing
                                           Director (since
                                           October 1996) of
                                           Brown Brothers
                                           Harriman & Co.
                                           ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,      N/A         N/A
Martins           President,               Treasurer,
                  Treasurer,               Principal
Birth Date:       Principal                Accounting Officer,
November 5, 1965  Accounting               Principal Financial
                  Officer and              Officer and
140 Broadway New  Principal                Principal Financial
York, NY 10005    Financial                Officer of BBH
                  Officer                  Common Settlement
                                           Fund, Inc., BBH
                                           Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio;
                                           Vice President
                                           (since April 2002)
                                           and Assistant Vice
                                           President (since
                                           December 1996) of
                                           BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
October 26, 1953                           Common Settlement
                                           Fund II, Inc., BBH
1001 Liberty                               Fund, Inc. and the
Avenue                                     BBH U.S. Money
Pittsburgh, PA                             Market Portfolio
15222-3779                                 (since August
                                           2002); Counsel,
                                           ReedSmith, LLP
                                           (since October
                                           2002); Corporate
                                           Counsel January
                                           1997 to September
                                           2002 and Vice
                                           President January
                                           1999 to September
                                           2002 of Federated
                                           Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date:                                Settlement Fund,
September 3, 1959                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Senior Vice
                                           President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date: May                            Settlement Fund,
30, 1960                                   Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari    Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date:                                Settlement Fund,
November 17, 1961                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice
                                           President (March
                                           1996 to September
                                           2002) and Senior
                                           Corporate Counsel
                                           (July 1998 to
                                           September 2002) of
                                           Federated
                                           Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date: May                            Settlement Fund,
4, 1966                                    Inc., BBH Common
                                           Settlement Fund II,
140 Broadway New                           Inc., BBH Fund,
York, NY 10005                             Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH &
                                           Co. (since April
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
August 2, 1965                             Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate
                                           (September
                                           2000-August 2001)
                                           and Senior Analyst
                                           (June 1999 - August
                                           2000) of BBH & Co.;
                                           Manager, Fund
                                           Administration,
                                           State Street Bank
                                           and Trust Company
                                           (June 1997 - May
                                           1999).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gregory Lomakin   Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
February 23, 1965                          Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           and Associate (May
                                           1992- September
                                           2001).
------------------------------------------------------------------------------------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year. Director Equity Ownership As Of 12/31/02

---------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

     As of February 7, 2003, the Directors and Officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

   Class N shares
   BBH                     97.86%        $91,201,893.58
   HSBC Bank USA            1.74%        $1,626,301.71
   Northern Trust Co.       0.40%        $371,269.70

   Class I shares
   BBH                      93.47%        $105,037,442.06
   Lois Calder Foundation    6.53%        $112,373,300.80

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned less than 1% of Class N shares and Class I shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 5,953,507_ of the Class N shares (67.07%) and $5,041,207 of the Class I shares (47.10%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust, and BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

                    Director Compensation For Fiscal Year Ended 10/31/02

-----------------------------------------------------------------------------
Name of Person,   Aggregate      Pension or     Estimated      Total
Position          Compensation   Retirement     Annual         Compensation
                  from Fund      Benefits       Benefits upon  from Fund
                                 Accrued as     Retirement     Complex^
                                 Part of Fund                  paid to
                                 Expenses                      Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $909           None           None           $42,250
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $859           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $873           None           None           $37,250
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford A.       $859           None           None           $35,250
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $873           None           None           $37,250
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $859           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     $859           None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         $873           None           None           $37,250
Miltenberger,
Director
-----------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.
*  Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.


CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions, and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated November 11, 2002 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on August 6, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC, acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The  Administration  Agreement  between the  Corporation and Brown Brothers
Harriman Trust Company LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Corporation's Investment Advisory Agreement with the Investment Adviser (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 9, 2001. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation. (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company LLC and by Brown Brothers Harriman Trust Company LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by the Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of September 16, 2002 between the Corporation and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges or the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary. This fee typically is waived for purchases of Class I shares.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.05% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record. This fee typically is waived for purchases of Class I shares.

EXPENSE PAYMENT AGREEMENT

     Under an expense payment agreement dated May 1, 2002, Brown Brothers Harriman Trust Company, LLC pays the Fund's Class N and I share expenses (see "Expense Table" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.55% and 0.40% of the average daily net assets of the Fund's Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on November 1, 2005.

     The expenses of the Fund paid by Brown Brothers Harriman Trust Company, LLC under the agreement include the compensation of the Directors of the Corporation; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the NAV of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101, is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, are the Fund's independent auditors.

--------------------------------------------------------------------------------
NET ASSET VALUE

     The NAV of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the readily available closing bid price on such Exchange. Unlisted securities are valued at the quoted bid price in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Corporation's Directors.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Directors. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

--------------------------------------------------------------------------------
COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the BBH Broad Market Fixed Income Portfolio (Portfolio) (in which all of the Fund's assets were invested prior to November 11, 2002), adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The following table sets forth average annual total return information for the periods ended December 31, 2002:


                       1 Year      Start of
                                   Performance on
                                   July 20, 2000*
Class N
Total Return
  Before Taxes         7.41%       8.84%
  After Taxes on       5.51%       7.21%
  Distributions
  After Taxes on       4.50%       6.37%
  Distributions
  and Sale of Shares
                       1 Year      Start of
                                   Performance on
                                   July 20, 2000*
Class I
Total Return
  Before Taxes         7.64%       9.05%
  After Taxes on       7.46%       8.97%
  Distributions
  After Taxes on       4.69%%      7.29%
  Distributions
  and Sale of Shares

--------------------------------------------------------------------------------

     * The BBH Broad Market Fixed Income Fund's Class N and Class I shares commenced operations on 12/22/00 and 12/03/02, respectively. Performance prior to 12/22/00 for Class N shares and 12/03/02 for Class I shares is that of the BBH Broad Market Fixed Income Portfolio adjusted for expenses of the Fund.


     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons. Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Lehman Aggregate Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

--------------------------------------------------------------------------------
PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

FEDERAL TAXES
--------------------------------------------------------------------------------

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements. The Fund is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss. Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund. Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501
(c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders. In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund. Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as BBH Broad Market Fixed Income Fund Class N and 25,000,000 shares have been classified as BBH Broad Market Fixed Income Fund Class I. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund, five of which (including the Fund) offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

     The  securities  in which the Fund  invests  are  traded  primarily  in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 2002 and the period from December 22, 2000 (commencement of operations of the Fund) to October 31, 2001 (during which time all of the Fund's assets were invested in the Portfolio), the portfolio turnover rate was 416% and 413%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     Fund securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman & Co., an "affiliated person" of the Corporation, as one of the Fund's principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Fund's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund. The use of Brown Brothers Harriman & Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Fund to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. Brown Brothers Harriman & Co. acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co. to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the Independent Directors.

     For the fiscal years ended October 31, 2002 and 2001, total transactions with a principal value of $6,661,157,003 and $2,560,687,687 were effected for the BBH Broad Market Fixed Income Portfolio (in which the Fund was invested during that time), of which transactions with a principal value of $1,034,870,178 and $1,125,257,337 were effected by Brown Brothers Harriman.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.



     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Annual Report of the Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX - DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

     The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's, Fitch's, Duff & Phelps or, if unrated, determined by the Investment Adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by Standard & Poor's and comparable securities. They are deemed to be predominately speculative with respect to the issuer's ability to repay principal and interest.

         Moody's Investors Service - Corporate Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-Term Municipal Bond Ratings

     There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two- component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Corporate Bond Ratings

         Standard & Poor's Ratings Services - Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non- credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Fitch Ratings ("Fitch") - Investment Grade

     AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's or Fitch by the issuer or obtained from other sources it considers reliable. Standard & Poor's or Fitch does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

         Duff & Phelps Credit Rating Co.
         Long-Term Debt and Preferred Stock Ratings
         Rating Scale

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).


     A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

     Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions (see page vii). Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

         Rating Definition
         AAA

     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+
         AA
         AA-

     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+
         A
         A-

     Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         BBB+
         BBB
         BBB-

     Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+
         BB
         BB-

     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

         B+
         B
         B-

     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC

     Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD

     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

         DP

         Preferred stock with dividend arrearages.

     Credit ratings are based on information obtained from sources believed to be accurate and reliable and are not a recommendation to buy, sell or hold a financial obligation. We do not perform an audit in connection with any information received and may rely on unaudited information. Credit ratings may be subject to revision, suspension or withdrawal at any time as necessary due to changes in or unavailability of information or other circumstances.